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                                                                    EXHIBIT 10.2

                             FIRST AMENDMENT TO LOAN
                             AND SECURITY AGREEMENT

       This First Amendment to a certain Loan and Security ("Agreement") dated July 15, 1998 by and between Paragon Capital LLC and Foothill Capital Corporation (the "Lender") and Crown Books Corporation, Crown Books East Corporation, Crown Books West Corporation, Crown Books National Corporation, Super Crown Books Corporation and Crown DHC Corporation (collectively "Borrower"), entered into as of this 17th day of August, 1998.

       Whereas, the "Maturity Date" under the above described Agreement is August 17, 1998; and

       Whereas, the Lender and Borrower desire to extend said Maturity Date;

       Now, Therefore, the Lender and Borrower hereby agree as follows:

       1. The "Maturity Date" in Exhibit 3 to the Agreement is hereby extended to September 16, 1998.

       2. In all other respects the Agreement is hereby ratified and confirmed.

       Executed as a sealed instrument as of August 17, 1998.

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
PARAGON CAPITAL LLC                                     CROWN BOOKS CORPORATION,
                                                        CROWN BOOKS EAST CORPORATION,
                                                        CROWN BOOKS WEST CORPORATION,
By:  /s/  Robert J. Shusterman                          CROWN BOOKS NATIONAL CORPORATION,
   --------------------------------                     SUPER CROWN BOOKS CORPORATION,
                                                        CROWN DHC CORPORATION
                                                        Debtors-in-Possession
FOOTHILL CAPITAL CORPORATION

                                                        By:  /s/  Anna Currence
By:  /s/  Steven Cole                                      -----------------------------------------
   --------------------------------                           Anna Currence, President and COO

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cc:    Creditor's Committee